EXHIBIT 10.1

MASTER LEASE COMBINATION AMENDMENT AND AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE COMBINATION AMENDMENT AND AGREEMENT

THIS MASTER LEASE COMBINATION AMENDMENT AND AGREEMENT (hereinafter this “Agreement” ) is dated as of the 10th day of May, 2006 (the “Effective Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into a certain Master Lease Agreement dated as of December 12, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “CMBS Lease”), demising to Tenant certain properties. Lessor assigned its interest in the CMBS Lease to Ventas Finance I, LLC, a Delaware limited liability company, which entity in turn, prior to the date hereof, was merged into Lessor, so that Lessor is the “Lessor” under the CMBS Lease.

C. Lessor and Tenant entered into a certain Master Lease Agreement No. 1A dated as of September 8, 2004 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, “Lease 1A”), demising to Tenant certain properties (the Lease, the CMBS Lease and Lease 1A are sometimes referred to herein collectively as the “Master Leases”).

D. Each of the Lease, the CMBS Lease and Lease 1A includes provisions providing for the combination of the Lease and the CMBS Lease and Lease 1A.

E. Lessor and Tenant desire to combine and merge the CMBS Lease and Lease 1A into the Lease in accordance with the provisions of such leases providing for the combination thereof, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby amend each of the Master Leases and agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Combination of Leases. Effective as of the Effective Date, each of the CMBS Lease and Lease 1A shall be combined, and otherwise merged, into the Lease in accordance with the terms of Section 40.18 of the Master Leases, with the Lease being treated as the “Section 40.18 Lease” for purposes of such combination and merger (such combination and merger is referred to in this Agreement as the “Combination”).

3. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties demised under the Lease (after giving effect to the Combination) shall, for the period from May 1, 2006 through April 30, 2007, be equal to Eighty Seven Million Two Hundred Twenty-Eight Thousand One Hundred Sixteen and 55/100 Dollars ($87,228,116.55) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms. Notwithstanding the foregoing, (1) in the event Lessor exercises the Reset Option referenced in Section 3.2 of the Lease, then, for periods from and after the Reset Date, each of “Base Rent” and “Current Rent” shall mean the Fair Market Rental applicable to such period, as determined pursuant to Section 3.2 of the Lease and including any escalations that are part of the Fair Market Rental as so determined, and (2) exercise of the Reset Option shall not limit the applicability of Sections 19.2 and 19.3 of the Lease.

4. Post-Combination Exhibits. By virtue of the Combination, effective as of the Effective Date, the Exhibits to the Lease, the CMBS Lease and Lease 1A shall be combined as set forth in Section 40.18 of the Master Leases (e.g., after the Combination, Exhibit A to the Lease, as the Section 40.18 Lease, shall consist of the legal descriptions that, prior to the Combination, constituted Exhibit A to the Lease, the CMBS Lease and Lease 1A), and Lessor and Tenant agree and confirm that, by virtue of the Combination, effective as of the Effective Date:

(a)	Exhibit B to the Lease shall read as set forth in Attachment 1 to this Agreement.

(b)	Exhibit C to the Lease shall read as set forth in Attachment 2 to this Agreement.

(c)	Exhibit D to the Lease shall read as set forth in Attachment 3 to this Agreement.

(d)	Schedule 2.1A to the Lease shall read as set forth in Attachment 4 to this Agreement.

(e)	Schedule 16.1(m)A to the Lease shall read as set forth in Attachment 5 to this Agreement.

(f)	Schedule 16.1(m)B to the Lease shall read as set forth in Attachment 6 to this Agreement.

5. No Other Amendments. Except as provided in this Agreement, the Master Leases remain in full force and effect without modification.

6. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

7. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

10. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

11. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT: KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ Douglas L. Curnutte
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

TENANT: KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ Douglas L. Curnutte
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

LESSOR: VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney T. Richard Riney, Executive Vice President, General Counsel and Secretary

4

JOINDER

The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing instrument (capitalized terms used in this Joinder shall have the same meaning herein as in such instrument) solely for the purposes of (i) confirming to Tenant that, to the best of its knowledge, except as described in subsection (ii) below, title to the Leased Properties is held in the name of Lessor, rather than in the name of the respective entities that were the lessor under the “Original Master Lease” referenced in the Lease, and that, if it is determined that title has not properly been transferred to Lessor, Ventas, Inc. shall cause the conveyance of such title to Lessor, effective as of April 20, 2001, (ii) confirming to Tenant that, to the best of its knowledge, title to the Leased Property commonly known as Vencor Hospital – Pittsburgh (Facility No. 4619) is held in the name of Ventas, Inc., and (iii) subject to Section 40.2 of the Lease, joining with Ventas Realty, Limited Partnership, on a joint and several basis, as Lessor under the Lease with respect to, and only with respect to, the aforesaid Vencor Hospital –Pittsburgh Leased Property, and for no other purposes. Notwithstanding anything to the contrary contained in the Lease, Tenant acknowledges and agrees, by the acceptance of this Joinder, that, except as provided in subsection (i) above, Ventas, Inc. shall have no liability or obligations under the Lease, as lessor or otherwise, with respect to any Leased Property other than the aforesaid Vencor Hospital –Pittsburgh Leased Property.

VENTAS, INC.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President

Acknowledgments

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 11th day of May, 2006, personally came before me Sondra L. Staten, a Notary Public in and for said County and State, Doug Curnutte, who being by me duly sworn, says that he is the VP of Facilities & Real Estate Dev. of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said VP of Facilities & Real Estate Dev. acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 11 day of May, 2006.

/s/ Sondra L. Staten
Notary Public

My Commission Expires: 08/25/08

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 11 day of May, 2006, personally came before me Sondra L. Staten, a Notary Public in and for said County and State, Douglas Curnutte, who being by me duly sworn, says that he is the VP of Facilities & Real Estate Dev. of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said VP of Facilities & Real Estate Dev. acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 11 day of May, 2006.

/s/ Sondra L. Staten
Notary Public

My Commission Expires: 08/25/08

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 12 day of May, 2006, personally came before me Kimberly S. Tobin, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this 12 day of May, 2006.

/s/ Kimberly S. Tobin
Notary Public

My Commission Expires:

Notary Public, State at Large, KY

My commission expires Nov. 26, 2006

[Notarial Stamp/Seal]

STATE OF KENTUCKY	)
)
COUNTY OF JEFFERSON	)

This 12 day of May, 2006, personally came before me Kimberly S. Tobin, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President of VENTAS, INC., a Delaware corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Executive Vice President acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 12 day of May, 2006.

/s/ Kimberly S. Tobin
Notary Public

My Commission Expires:

Notary Public, State at Large, KY

My commission expires Nov. 26, 2006

[Notarial Stamp/Seal]

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $400,000,000 Amended and Restated Credit Agreement, dated as of June 28, 2004, as amended by Amendment No. 1 and Consent dated as of August 2, 2005 and Amendment No. 2 to Credit Agreement and Security Agreement dated as of December 22, 2005

By:	/s/ Dawn Lee Lum
Name:	DAWN LEE LUM
Title:	VICE PRESIDENT

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

This 12th day of May, 2006, personally came before me Ruby V. Tulloch, a Notary Public in and for said County and State, Dawn Lee Lum, who being by me duly sworn, says that she is the Vice President of JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a natl banking corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 12th day of May, 2006.

/s/ Ruby V. Tulloch
Notary Public

My Commission Expires:

RUBY V. TULLOCH

Notary Public, State of New York

No. 60-4769208

Qualified in Westchester County

Commission Expires May 31, 2006

[Notarial Stamp/Seal]

ATTACHMENT 1

EXHIBIT B

Master Lease #1 Portfolio

*	See the Original Master Lease for the Commencement Date of the Lease relative to each Facility.

	Facility ID	Name	City	State	Commence- ment Date	Lease Expiration Date
Hospitals
1	4602	Kindred Hospital So. Florida Coral Gables Campus	Coral Gables	FL	*	April 30, 2010
2	4618	Kindred Hospital Oklahoma City	Oklahoma City	OK	*	April 30, 2008
3	4619	Kindred Hospital Pittsburgh	Oakdale	PA	*	April 30, 2008
4	4628	Kindred Hospital Chattanooga	Chattanooga	TN	*	April 30, 2010
5	4633	Kindred Hospital Louisville	Louisville	KY	*	April 30, 2013
6	4637	Kindred Hospital Chicago North Campus	Chicago	IL	*	April 30, 2010
7	4638	Kindred Hospital Indianapolis	Indianapolis	IN	*	April 30, 2013
8	4652	Kindred Hospital North Florida	Green Cove Springs.	FL	*	April 30, 2010
9	4656	Kindred Hospital Phoenix	Phoenix	AZ	*	April 30, 2010
10	4680	Kindred Hospital St. Louis	St Louis	MO	*	April 30, 2010
11	4690	Kindred Hospital Chicago Northlake Campus	Northlake	IL	*	April 30, 2010
12	4822	Kindred Hospital San Francisco Bay Area	San Leandro	CA	*	April 30, 2008
13	4842	Kindred Hospital Westminster	Westminster	CA	*	April 30, 2008
14	4848	Kindred Hospital San Diego	San Diego	CA	*	April 30, 2010

Nursing Centers
1	112	Royal Oaks Healthcare & Rehab Ctr.	Terre Haute	IN	*	April 30, 2013
2	113	Southwood Health & Rehab Center	Terre Haute	IN	*	April 30, 2010
3	114	Arden Rehab & Healthcare Center	Seattle	WA	*	April 30, 2008
4	127	Northwest Continuum Care Center	Longview	WA	*	April 30, 2010
5	132	Madison Healthcare & Rehab Center	Madison	TN	*	April 30, 2008
6	137	Sunnybrook Alzheimer’s & HC Spec.	Raleigh	NC	*	April 30, 2010
7	138	Blue Ridge Rehab. & Healthcare Ctr.	Asheville	NC	*	April 30, 2013
8	140	Wasatch Care Center	Ogden	UT	*	April 30, 2008
9	150	Nob Hill Healthcare Center	San Francisco	CA	*	April 30, 2010
10	165	Rainier Vista Care Center	Puyallup	WA	*	April 30, 2010
11	167	Canyonwood Nursing & Rehab. Ctr.	Redding	CA	*	April 30, 2008
12	180	Vancouver Healthcare & Rehab. Ctr.	Vancouver	WA	*	April 30, 2008
13	185	Heritage Health & Rehab Center	Vancouver	WA	*	April 30, 2010
14	188	Cypress Pointe Rehab & HC Center	Wilmington	NC	*	April 30, 2010
15	190	Winston-Salem Rehab & HC Center	Winston-Salem	NC	*	April 30, 2010
16	191	Silas Creek Manor	Winston-Salem	NC	*	April 30, 2010
17	198	Harrington House Nursing & Rehab Center	Walpole	MA	*	April 30, 2010
18	218	Cascade Rehab & Care Center	Caldwell	ID	*	April 30, 2010
19	221	Lewiston Rehabilitation & Care Ctr.	Lewiston	ID	*	April 30, 2010
20	247	St. George Care and Rehab. Center	Saint George	UT	*	April 30, 2008

	Facility ID	Name	City	State	Commence- ment Date	Lease Expiration Date
21	280	Winchester Centre for Health/Rehab.	Winchester	KY	*	April 30, 2008
22	286	Columbia Healthcare Facility	Evansville	IN	*	April 30, 2010
23	327	Laurel Ridge Rehab & Nursing Center	Jamaica Plain	MA	*	April 30, 2013
24	335	Lawton Healthcare Center	San Francisco	CA	*	April 30, 2010
25	406	Muncie Health Care & Rehab.	Muncie	IN	*	April 30, 2008
26	409	Mountain Valley Care & Rehab	Kellogg	ID	*	April 30, 2010
27	416	Park Place Health Care Center	Great Falls	MT	*	April 30, 2008
28	433	Parkview Acres Care & Rehab Center	Dillon	MT	*	April 30, 2010
29	436	Valley Healthcare & Rehab Center	Tucson	AZ	*	April 30, 2013
30	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	*	April 30, 2010
31	452	Sunnyside Care Center	Salem	OR	*	April 30, 2010
32	462	Queen Anne Healthcare	Seattle	WA	*	April 30, 2013
33	482	Wind River Healthcare & Rehab Ctr.	Riverton	WY	*	April 30, 2008
34	483	Sage View Care Center	Rock Springs	WY	*	April 30, 2013
35	501	Blue Hills Alzheimer’s Care Center	Stoughton	MA	*	April 30, 2010
36	507	Country Manor Rehab & Nursing Center	Newburyport	MA	*	April 30, 2008
37	516	Hammersmith House Nursing Care Center	Saugus	MA	*	April 30, 2010
38	518	Timberlyn Heights Nursing & Alzheimer’s Center	Great Barrington	MA	*	April 30, 2010
39	525	La Veta Healthcare Center	Orange	CA	*	April 30, 2008
40	529	Bolton Manor Nursing Home	Marlborough	MA	*	April 30, 2013
41	537	Quincy Rehab. & Nursing Center	Quincy	MA	*	April 30, 2010
42	550	Norway Rehab & Living Center	Norway	ME	*	April 30, 2008
43	552	Shore Village Rehab & Nursing Center	Rockland	ME	*	April 30, 2013
44	555	Brentwood Manor Rehab & Nursing Center	Yarmouth	ME	*	April 30, 2013
45	558	Fieldcrest Manor Nursing Home	Waldoboro	ME	*	April 30, 2008
46	560	Franklin Woods Health Care Center	Columbus	OH	*	April 30, 2010
47	562	Andrew House Healthcare	New Britain	CT	*	April 30, 2008
48	567	Nutmeg Pavilion Healthcare	New London	CT	*	April 30, 2010
49	572	Winchester Place Nsg. & Rehab. Ctr.	Canal Winchester	OH	*	April 30, 2010
50	573	Eagle Pond Rehab. & Living Center	South Dennis	MA	*	April 30, 2010
51	577	Minerva Park Nursing & Rehab Center	Columbus	OH	*	April 30, 2008
52	581	Blueberry Hill Healthcare	Beverly	MA	*	April 30, 2010
53	582	Colony House Nursing & Rehab Center	Abington	MA	*	April 30, 2008
54	588	Walden Rehab. & Nursing Center	Concord	MA	*	April 30, 2010
55	591	Dover Rehab. & Living Center	Dover	NH	*	April 30, 2013
56	593	Hanover Terrace Healthcare	Hanover	NH	*	April 30, 2010
57	635	Coshocton Health & Rehab. Center	Coshocton	OH	*	April 30, 2008
58	640	Las Vegas Healthcare & Rehab Center	Las Vegas	NV	*	April 30, 2013
59	655	Federal Heights Rehab. & Nsg. Ctr.	Salt Lake City	UT	*	April 30, 2013
60	660	Savannah Specialty Care Center	Savannah	GA	*	April 30, 2010
61	704	Guardian Care of Roanoke Rapids	Roanoke Rapids	NC	*	April 30, 2008
62	707	Rehab. & Nursing Center of Monroe	Monroe	NC	*	April 30, 2010
63	724	Rehab. & Health Center of Gastonia	Gastonia	NC	*	April 30, 2013
64	738	Bay View Nursing & Rehab Center	Alameda	CA	*	April 30, 2013

	Facility ID	Name	City	State	Commence- ment Date	Lease Expiration Date
65	742	Sonoran Rehab & Care Center	Phoenix	AZ	*	April 30, 2013
66	745	Aurora Care Center	Aurora	CO	*	April 30, 2010
67	767	Colony Oaks Care Center	Appleton	WI	*	April 30, 2008
68	769	North Ridge Med. & Rehab Center	Manitowoc	WI	*	April 30, 2010
69	775	Sheridan Medical Complex	Kenosha	WI	*	April 30, 2010
70	776	Woodstock Health & Rehab. Center	Kenosha	WI	*	April 30, 2010
71	779	Westview Nursing & Rehab Center	Bedford	IN	*	April 30, 2008
72	784	Northfield Center for Health & Rehab	Louisville	KY	*	April 30, 2008
73	806	Chapel Hill Rehab & Healthcare Center	Chapel Hill	NC	*	April 30, 2008
74	825	Nansemond Pointe Rehab. & HC Ctr.	Suffolk	VA	*	April 30, 2010
75	829	River Pointe Rehab. & Healthc. Ctr.	Virginia Beach	VA	*	April 30, 2010
76	868	Lebanon County Manor	Lebanon	OH	*	April 30, 2010
77	884	Masters Health Care Center	Algood	TN	*	April 30, 2010

ATTACHMENT 2

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

	Facility ID	Facility Name	Base Rent Commencing May 1, 2006	Percentage of Master Lease Commencing May 1, 2006
1	112	Royal Oaks Healthcare & Rehab Ctr.	$1,463,102.87	1.6773%
2	113	Southwood Health & Rehab Center	1,222,914.40	1.4020%
3	114	Arden Rehab & Healthcare Center	561,223.48	0.6434%
4	127	Northwest Continuum Care Center	515,548.93	0.5910%
5	132	Madison Healthcare & Rehab Center	399,442.71	0.4579%
6	137	Sunnybrook Alzheimer’s & HC Spec.	425,012.11	0.4872%
7	138	Blue Ridge Rehab. & Healthcare Ctr.	515,964.87	0.5915%
8	140	Wasatch Care Center	412,428.91	0.4728%
9	150	Nob Hill Healthcare Center	2,533,584.14	2.9045%
10	165	Rainier Vista Care Center	1,279,167.88	1.4665%
11	167	Canyonwood Nursing & Rehab. Ctr.	813,785.56	0.9329%
12	180	Vancouver Healthcare & Rehab. Ctr.	760,632.78	0.8720%
13	185	Heritage Health & Rehab Center	43,148.09	0.0495%
14	188	Cypress Pointe Rehab & HC Center	774,410.52	0.8878%
15	190	Winston-Salem Rehab & HC Center	552,500.57	0.6334%
16	191	Silas Creek Manor	563,832.59	0.6464%
17	198	Harrington House Nursing & Rehab Center	915,575.36	1.0496%
18	218	Cascade Rehab & Care Center	365,427.50	0.4189%
19	221	Lewiston Rehabilitation & Care Ctr.	399,876.00	0.4584%
20	247	St. George Care and Rehab. Center	1,162,910.58	1.3332%
21	280	Winchester Centre for Health/Rehab.	1,338,820.40	1.5348%
22	286	Columbia Healthcare Facility	996,459.26	1.1424%
23	327	Laurel Ridge Rehab & Nursing Center	394,774.91	0.4526%
24	335	Lawton Healthcare Center	996,293.11	1.1422%
25	406	Muncie Health Care & Rehab.	1,517,068.22	1.7392%
26	409	Mountain Valley Care & Rehab	327,103.14	0.3750%
27	416	Park Place Health Care Center	1,024,407.50	1.1744%
28	433	Parkview Acres Care & Rehab Center	375,968.48	0.4310%
29	436	Valley Healthcare & Rehab Center	433,118.55	0.4965%
30	441	Mountain Towers Healthcare & Rehab	235,166.71	0.2696%
31	452	Sunnyside Care Center	259,072.98	0.2970%
32	462	Queen Anne Healthcare	661,739.13	0.7586%
33	482	Wind River Healthcare & Rehab Ctr.	756,866.87	0.8677%
34	483	Sage View Care Center	476,953.31	0.5468%
35	501	Blue Hills Alzheimer’s Care Center	692,210.36	0.7936%
36	507	Country Manor Rehab & Nursing Center	1,174,336.28	1.3463%
37	516	Hammersmith House Nursing Care Center	171,629.91	0.1968%

	Facility ID	Facility Name	Base Rent Commencing May 1, 2006	Percentage of Master Lease Commencing May 1, 2006
38	518	Timberlyn Heights Nursing & Alzheimer’s Center	472,636.08	0.5418%
39	525	La Veta Healthcare Center	493,816.00	0.5661%
40	529	Bolton Manor Nursing Home	1,068,005.65	1.2244%
41	537	Quincy Rehab. & Nursing Center	861,585.62	0.9877%
42	550	Norway Rehab & Living Center	195,896.98	0.2246%
43	552	Shore Village Rehab & Nursing Center	332,038.95	0.3806%
44	555	Brentwood Manor Rehab & Nursing Center	197,685.10	0.2266%
45	558	Fieldcrest Manor Nursing Home	236,631.19	0.2713%
46	560	Franklin Woods Health Care Center	591,318.98	0.6779%
47	562	Andrew House Healthcare	410,433.51	0.4705%
48	567	Nutmeg Pavilion Healthcare	606,235.88	0.6950%
49	572	Winchester Place Nsg. & Rehab. Ctr.	755,844.53	0.8665%
50	573	Eagle Pond Rehab. & Living Center	1,531,642.09	1.7559%
51	577	Minerva Park Nursing & Rehab Center	426,442.33	0.4889%
52	581	Blueberry Hill Healthcare	1,385,345.95	1.5882%
53	582	Colony House Nursing & Rehab Center	389,293.54	0.4463%
54	588	Walden Rehab. & Nursing Center	900,346.14	1.0322%
55	591	Dover Rehab. & Living Center	1,168,474.31	1.3396%
56	593	Hanover Terrace Healthcare	564,591.74	0.6473%
57	635	Coshocton Health & Rehab. Center	543,454.98	0.6230%
58	640	Las Vegas Healthcare & Rehab Center	423,197.81	0.4852%
59	655	Federal Heights Rehab. & Nsg. Ctr.	1,181,740.61	1.3548%
60	660	Savannah Specialty Care Center	667,133.45	0.7648%
61	704	Guardian Care of Roanoke Rapids	699,250.53	0.8016%
62	707	Rehab. & Nursing Center of Monroe	712,820.91	0.8172%
63	724	Rehab. & Health Center of Gastonia	703,856.32	0.8069%
64	738	Bay View Nursing & Rehab Center	306,369.79	0.3512%
65	742	Sonoran Rehab & Care Center	368,270.19	0.4222%
66	745	Aurora Care Center	627,225.93	0.7191%
67	767	Colony Oaks Care Center	352,923.72	0.4046%
68	769	North Ridge Med. & Rehab Center	751,451.83	0.8615%
69	775	Sheridan Medical Complex	638,996.77	0.7326%
70	776	Woodstock Health & Rehab. Center	491,032.62	0.5629%
71	779	Westview Nursing & Rehab Center	477,574.60	0.5475%
72	784	Northfield Center for Health & Rehab	743,924.76	0.8528%
73	806	Chapel Hill Rehab & Healthcare Center	271,091.60	0.3108%
74	825	Nansemond Pointe Rehab. & HC Ctr.	1,345,389.47	1.5424%
75	829	River Pointe Rehab. & Healthc. Ctr.	725,006.87	0.8312%
76	868	Lebanon County Manor	308,756.91	0.3540%
77	884	Masters Health Care Center	1,257,352.85	1.4415%
78	4602	Kindred Hospital So. Florida Coral Gables Campus	882,586.99	1.0118%
79	4618	Kindred Hospital Oklahoma City	1,194,876.50	1.3698%
80	4619	Kindred Hospital Pittsburgh	1,515,621.65	1.7375%

	Facility ID	Facility Name	Base Rent Commencing May 1, 2006	Percentage of Master Lease Commencing May 1, 2006
81	4628	Kindred Hospital Chattanooga	907,600.18	1.0405%
82	4633	Kindred Hospital Louisville	3,620,351.82	4.1504%
83	4637	Kindred Hospital Chicago North Campus	6,389,341.87	7.3249%
84	4638	Kindred Hospital Indianapolis	2,029,247.83	2.3264%
85	4652	Kindred Hospital North Florida	3,698,132.91	4.2396%
86	4656	Kindred Hospital Phoenix	959,475.19	1.1000%
87	4680	Kindred Hospital St. Louis	1,143,636.00	1.3111%
88	4690	Kindred Hospital Chicago Northlake Campus	1,957,930.72	2.2446%
89	4822	Kindred Hospital San Francisco Bay Area	1,841,471.64	2.1111%
90	4842	Kindred Hospital Westminster	5,294,361.29	6.0696%
91	4848	Kindred Hospital San Diego	2,095,915.90	2.4028%

		Total Master Lease # 1	$87,228,116.55	100.00%

ATTACHMENT 3

Exhibit D

Renewal Groups – Master Lease #1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	132	Madison Healthcare & Rehab Center	Madison	TN	30-Apr-08	#1
2	280	Winchester Centre for Health/Rehab.	Winchester	KY	30-Apr-08	#1
3	406	Muncie Health Care & Rehab.	Muncie	IN	30-Apr-08	#1
4	577	Minerva Park Nursing & Rehab Center	Columbus	OH	30-Apr-08	#1
5	635	Coshocton Health & Rehab. Center	Coshocton	OH	30-Apr-08	#1
6	779	Westview Nursing & Rehab Center	Bedford	IN	30-Apr-08	#1
7	784	Northfield Center for Health & Rehab	Louisville	KY	30-Apr-08	#1
8	4618	Kindred Hospital Oklahoma City	Oklahoma City	OK	30-Apr-08	#1
9	4822	Kindred Hospital San Francisco Bay Area	San Leandro	CA	30-Apr-08	#1
10	507	Country Manor Rehab & Nursing Center	Newburyport	MA	30-Apr-08	#2
11	550	Norway Rehab & Living Center	Norway	ME	30-Apr-08	#2
12	558	Fieldcrest Manor Nursing Home	Waldoboro	ME	30-Apr-08	#2
13	562	Andrew House Healthcare	New Britain	CT	30-Apr-08	#2
14	582	Colony House Nursing & Rehab Center	Abington	MA	30-Apr-08	#2
15	704	Guardian Care of Roanoke Rapids	Roanoke Rapids	NC	30-Apr-08	#2
16	767	Colony Oaks Care Center	Appleton	WI	30-Apr-08	#2
17	806	Chapel Hill Rehab & Healthcare Center	Chapel Hill	NC	30-Apr-08	#2
18	4619	Kindred Hospital Pittsburgh	Oakdale	PA	30-Apr-08	#2
19	114	Arden Rehab & Healthcare Center	Seattle	WA	30-Apr-08	#3
20	140	Wasatch Care Center	Ogden	UT	30-Apr-08	#3
21	167	Canyonwood Nursing & Rehab. Ctr.	Redding	CA	30-Apr-08	#3
22	180	Vancouver Healthcare & Rehab. Ctr.	Vancouver	WA	30-Apr-08	#3
23	247	St. George Care and Rehab. Center	Saint George	UT	30-Apr-08	#3
24	416	Park Place Health Care Center	Great Falls	MT	30-Apr-08	#3
25	482	Wind River Healthcare & Rehab Ctr.	Riverton	WY	30-Apr-08	#3
26	525	La Veta Healthcare Center	Orange	CA	30-Apr-08	#3
27	4842	Kindred Hospital Westminster	Westminster	CA	30-Apr-08	#3
28	112	Royal Oaks Healthcare & Rehab Ctr.	Terre Haute	IN	30-Apr-13	#4
29	138	Blue Ridge Rehab. & Healthcare Ctr.	Asheville	NC	30-Apr-13	#4
30	327	Laurel Ridge Rehab & Nursing Center	Jamaica Plain	MA	30-Apr-13	#4
31	436	Valley Healthcare & Rehab Center	Tucson	AZ	30-Apr-13	#4
32	462	Queen Anne Healthcare	Seattle	WA	30-Apr-13	#4
33	483	Sage View Care Center	Rock Springs	WY	30-Apr-13	#4
34	529	Bolton Manor Nursing Home	Marlborough	MA	30-Apr-13	#4
35	552	Shore Village Rehab & Nursing Center	Rockland	ME	30-Apr-13	#4

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
36	555	Brentwood Manor Rehab & Nursing Center	Yarmouth	ME	30-Apr-13	#4
37	591	Dover Rehab. & Living Center	Dover	NH	30-Apr-13	#4
38	640	Las Vegas Healthcare & Rehab Center	Las Vegas	NV	30-Apr-13	#4
39	655	Federal Heights Rehab. & Nsg. Ctr.	Salt Lake City	UT	30-Apr-13	#4
40	724	Rehab. & Health Center of Gastonia	Gastonia	NC	30-Apr-13	#4
41	738	Bay View Nursing & Rehab Center	Alameda	CA	30-Apr-13	#4
42	742	Sonoran Rehab & Care Center	Phoenix	AZ	30-Apr-13	#4
43	4633	Kindred Hospital Louisville	Louisville	KY	30-Apr-13	#4
44	4638	Kindred Hospital Indianapolis	Indianapolis	IN	30-Apr-13	#4
45	113	Southwood Health & Rehab Center	Terre Haute	IN	30-Apr-10	#6
46	127	Northwest Continuum Care Center	Longview	WA	30-Apr-10	#6
47	165	Rainier Vista Care Center	Puyallup	WA	30-Apr-10	#6
48	185	Heritage Health & Rehab Center	Vancouver	WA	30-Apr-10	#6
49	190	Winston-Salem Rehab & HC Center	Winston-Salem	NC	30-Apr-10	#6
50	191	Silas Creek Manor	Winston-Salem	NC	30-Apr-10	#6
51	286	Columbia Healthcare Facility	Evansville	IN	30-Apr-10	#6
52	452	Sunnyside Care Center	Salem	OR	30-Apr-10	#6
53	560	Franklin Woods Health Care Center	Columbus	OH	30-Apr-10	#6
54	572	Winchester Place Nsg. & Rehab. Ctr.	Canal Winchester	OH	30-Apr-10	#6
55	769	North Ridge Med. & Rehab Center	Manitowoc	WI	30-Apr-10	#6
56	775	Sheridan Medical Complex	Kenosha	WI	30-Apr-10	#6
57	776	Woodstock Health & Rehab. Center	Kenosha	WI	30-Apr-10	#6
58	868	Lebanon County Manor	Lebanon	OH	30-Apr-10	#6
59	884	Masters Health Care Center	Algood	TN	30-Apr-10	#6
60	4637	Kindred Hospital Chicago North Campus	Chicago	IL	30-Apr-10	#6
61	4690	Kindred Hospital Chicago Northlake Campus	Northlake	IL	30-Apr-10	#6
62	501	Blue Hills Alzheimer’s Care Center	Stoughton	MA	30-Apr-10	#7
63	516	Hammersmith House Nursing Care Center	Saugus	MA	30-Apr-10	#7
64	518	Timberlyn Heights Nursing & Alzheimer’s Center	Great Barrington	MA	30-Apr-10	#7
65	537	Quincy Rehab. & Nursing Center	Quincy	MA	30-Apr-10	#7
66	567	Nutmeg Pavilion Healthcare	New London	CT	30-Apr-10	#7
67	573	Eagle Pond Rehab. & Living Center	South Dennis	MA	30-Apr-10	#7
68	581	Blueberry Hill Healthcare	Beverly	MA	30-Apr-10	#7
69	593	Hanover Terrace Healthcare	Hanover	NH	30-Apr-10	#7
70	4602	Kindred Hospital So. Florida Coral Gables Campus	Coral Gables	FL	30-Apr-10	#7
71	4652	Kindred Hospital North Florida	Green Cove Springs.	FL	30-Apr-10	#7
72	150	Nob Hill Healthcare Center	San Francisco	CA	30-Apr-10	#8
73	218	Cascade Rehab & Care Center	Caldwell	ID	30-Apr-10	#8
74	221	Lewiston Rehabilitation & Care Ctr.	Lewiston	ID	30-Apr-10	#8
75	335	Lawton Healthcare Center	San Francisco	CA	30-Apr-10	#8
76	409	Mountain Valley Care & Rehab	Kellogg	ID	30-Apr-10	#8

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
77	433	Parkview Acres Care & Rehab Center	Dillon	MT	30-Apr-10	#8
78	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	30-Apr-10	#8
79	745	Aurora Care Center	Aurora	CO	30-Apr-10	#8
80	4656	Kindred Hospital Phoenix	Phoenix	AZ	30-Apr-10	#8
81	4848	Kindred Hospital San Diego	San Diego	CA	30-Apr-10	#8
82	137	Sunnybrook Alzheimer’s & HC Spec.	Raleigh	NC	30-Apr-10	#9
83	188	Cypress Pointe Rehab & HC Center	Wilmington	NC	30-Apr-10	#9
84	198	Harrington House Nursing & Rehab Center	Walpole	MA	30-Apr-10	#9
85	588	Walden Rehab. & Nursing Center	Concord	MA	30-Apr-10	#9
86	660	Savannah Specialty Care Center	Savannah	GA	30-Apr-10	#9
87	707	Rehab. & Nursing Center of Monroe	Monroe	NC	30-Apr-10	#9
88	825	Nansemond Pointe Rehab. & HC Ctr.	Suffolk	VA	30-Apr-10	#9
89	829	River Pointe Rehab. & Healthc. Ctr.	Virginia Beach	VA	30-Apr-10	#9
90	4628	Kindred Hospital Chattanooga	Chattanooga	TN	30-Apr-10	#9
91	4680	Kindred Hospital St. Louis	St Louis	MO	30-Apr-10	#9

ATTACHMENT 4

SCHEDULE 2.1A

Master Lease # 1

	Facility ID	Name	City	State	Base Patient Revenues for 1999
Hospitals
1	4602	Kindred Hospital So. Florida Coral Gables Campus	Coral Gables	FL	$10,504,997
2	4618	Kindred Hospital Oklahoma City	Oklahoma City	OK	10,537,698
3	4619	Kindred Hospital Pittsburgh	Oakdale	PA	13,538,612
4	4628	Kindred Hospital Chattanooga	Chattanooga	TN	10,948,143
5	4633	Kindred Hospital Louisville	Louisville	KY	28,918,283
6	4637	Kindred Hospital Chicago North Campus	Chicago	IL	28,351,957
7	4638	Kindred Hospital Indianapolis	Indianapolis	IN	12,459,025
8	4652	Kindred Hospital North Florida	Green Cove Spr.	FL	15,366,005
9	4656	Kindred Hospital Phoenix	Phoenix	AZ	13,711,980
10	4680	Kindred Hospital St. Louis	St. Louis	MO	14,861,727
11	4690	Kindred Hospital Chicago Northlake Campus	Northlake	IL	13,788,597
12	4822	Kindred Hospital San Francisco Bay Area	San Leandro	CA	16,096,645
13	4842	Kindred Hospital Westminster	Westminster	CA	19,773,858
14	4848	Kindred Hospital San Diego	San Diego	CA	13,972,633

Nursing Centers
1	112	Royal Oaks Healthcare & Rehab Ctr.	Terre Haute	IN	8,592,182
2	113	Southwood Health & Rehab Center	Terre Haute	IN	6,163,598
3	114	Arden Rehab & Healthcare Center	Seattle	WA	4,939,534
4	127	Northwest Continuum Care Center	Longview	WA	3,898,016
5	132	Madison Healthcare & Rehab Center	Madison	TN	4,166,836
6	137	Sunnybrook Alzheimer’s & HC Spec.	Raleigh	NC	4,120,020
7	138	Blue Ridge Rehab. & Healthcare Ctr.	Asheville	NC	4,704,442
8	140	Wasatch Care Center	Ogden	UT	2,873,583
9	150	Nob Hill Healthcare Center	San Francisco	CA	15,088,627
10	165	Rainier Vista Care Center	Puyallup	WA	8,552,758
11	167	Canyonwood Nursing & Rehab. Ctr.	Redding	CA	6,073,620
12	180	Vancouver Healthcare & Rehab. Ctr.	Vancouver	WA	4,760,019
13	185	Heritage Health & Rehab Center	Vancouver	WA	1,862,339
14	188	Cypress Pointe Rehab & HC Center	Wilmington	NC	5,534,751
15	190	Winston-Salem Rehab & HC Center	Winston-Salem	NC	8,908,950
16	191	Silas Creek Manor	Winston-Salem	NC	4,296,247
17	198	Harrington House Nursing & Rehab Center	Walpole	MA	6,823,684
18	218	Cascade Rehab & Care Center	Caldwell	ID	3,845,090
19	221	Lewiston Rehabilitation & Care Ctr.	Lewiston	ID	3,933,963
20	247	St. George Care and Rehab. Center	St. George	UT	6,793,923
21	280	Winchester Centre for Health/Rehab.	Winchester	KY	8,187,653

	Facility ID	Name	City	State	Base Patient Revenues for 1999
22	286	Columbia Healthcare Facility	Evansville	IN	7,628,530
23	327	Laurel Ridge Rehab & Nursing Center	Jamaica Plain	MA	5,299,787
24	335	Lawton Healthcare Center	San Francisco	CA	3,866,161
25	406	Muncie Health Care & Rehab.	Muncie	IN	8,411,543
26	409	Mountain Valley Care & Rehab	Kellogg	ID	2,964,187
27	416	Park Place Health Care Center	Great Falls	MT	7,854,429
28	433	Parkview Acres Care & Rehab Center	Dillon	MT	2,670,202
29	436	Valley Healthcare & Rehab Center	Tucson	AZ	4,985,657
30	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	5,854,087
31	452	Sunnyside Care Center	Salem	OR	4,056,259
32	462	Queen Anne Healthcare	Seattle	WA	5,510,241
33	482	Wind River Healthcare & Rehab Ctr.	Riverton	WY	4,475,747
34	483	Sage View Care Center	Rock Springs	WY	3,616,681
35	501	Blue Hills Alzheimer’s Care Center	Stoughton	MA	4,970,110
36	507	Country Manor Rehab & Nursing Center	Newburyport	MA	6,699,581
37	516	Hammersmith House Nursing Care Center	Saugus	MA	4,640,148
38	518	Timberlyn Heights Nursing & Alzheimer’s Center	Great Barrington	MA	3,814,102
39	525	La Veta Healthcare Center	Orange	CA	4,941,977
40	529	Bolton Manor Nursing Home	Marlborough	MA	7,551,643
41	537	Quincy Rehab. & Nursing Center	Quincy	MA	6,819,280
42	550	Norway Rehab & Living Center	Norway	ME	2,635,155
43	552	Shore Village Rehab & Nursing Center	Rockland	ME	2,522,147
44	555	Brentwood Manor Rehab & Nursing Center	Yarmouth	ME	3,968,987
45	558	Fieldcrest Manor Nursing Home	Waldoboro	ME	2,689,093
46	560	Franklin Woods Health Care Center	Columbus	OH	4,299,783
47	562	Andrew House Healthcare	New Britain	CT	5,333,198
48	567	Nutmeg Pavilion Healthcare	New London	CT	6,081,736
49	572	Winchester Place Nsg. & Rehab. Ctr.	Canal Winchester	OH	6,413,141
50	573	Eagle Pond Rehab. & Living Center	South Dennis	MA	9,268,100
51	577	Minerva Park Nursing & Rehab Center	Columbus	OH	3,953,135
52	581	Blueberry Hill Healthcare	Beverly	MA	8,172,314
53	582	Colony House Nursing & Rehab Center	Abington	MA	4,702,680
54	588	Walden Rehab. & Nursing Center	Concord	MA	5,848,199
55	591	Dover Rehab. & Living Center	Dover	NH	9,226,504
56	593	Hanover Terrace Healthcare	Hanover	NH	5,315,134
57	635	Coshocton Health & Rehab. Center	Coshocton	OH	3,739,858
58	640	Las Vegas Healthcare & Rehab Center	Las Vegas	NV	4,090,697
59	655	Federal Heights Rehab. & Nsg. Ctr.	Salt Lake City	UT	6,874,615
60	660	Savannah Specialty Care Center	Savannah	GA	4,378,920
61	704	Guardian Care of Roanoke Rapids	Roanoke Rapids	NC	4,406,893
62	707	Rehab. & Nursing Center of Monroe	Monroe	NC	6,212,182
63	724	Rehab. & Health Center of Gastonia	Gastonia	NC	5,270,910
64	738	Bay View Nursing & Rehab Center	Alameda	CA	7,409,462
65	742	Sonoran Rehab & Care Center	Phoenix	AZ	3,975,345

	Facility ID	Name	City	State	Base Patient Revenues for 1999
66	745	Aurora Care Center	Aurora	CO	5,437,730
67	767	Colony Oaks Care Center	Appleton	WI	3,676,565
68	769	North Ridge Med. & Rehab Center	Manitowoc	WI	5,251,261
69	775	Sheridan Medical Complex	Kenosha	WI	4,702,777
70	776	Woodstock Health & Rehab. Center	Kenosha	WI	6,357,863
71	779	Westview Nursing & Rehab Center	Bedford	IN	4,879,665
72	784	Northfield Center for Health & Rehab	Louisville	KY	5,926,583
73	806	Chapel Hill Rehab & Healthcare Center	Chapel Hill	NC	4,805,478
74	825	Nansemond Pointe Rehab. & HC Ctr.	Suffolk	VA	7,640,630
75	829	River Pointe Rehab. & Healthc. Ctr.	Virginia Beach	VA	4,944,191
76	868	Lebanon County Manor	Lebanon	OH	4,515,958
77	884	Masters Health Care Center	Algood	TN	6,724,400

Total Patient Revenues for 1999 for Master Lease # 1					$645,231,636

ATTACHMENT 5

Schedule 16.1(m)A

Master Lease # 1 Portfolio

*	Deemed number of licensed beds as of the Commencement Date per Section 16.1(m)(i)

	Facility ID	Name	City	State	No. Licensed Beds at Commencement Date
Hospitals
1	4602	Kindred Hospital So. Florida Coral Gables Campus	Coral Gables	FL	53
2	4618	Kindred Hospital Oklahoma City	Oklahoma City	OK	59
3	4619	Kindred Hospital Pittsburgh	Oakdale	PA	63
4	4628	Kindred Hospital Chattanooga	Chattanooga	TN	49
5	4633	Kindred Hospital Louisville	Louisville	KY	374
6	4637	Kindred Hospital Chicago North Campus	Chicago	IL	205 (165*)
7	4638	Kindred Hospital Indianapolis	Indianapolis	IN	59
8	4652	Kindred Hospital North Florida	Green Cove Spr.	FL	60
9	4656	Kindred Hospital Phoenix	Phoenix	AZ	58
10	4680	Kindred Hospital St. Louis	St. Louis	MO	60
11	4690	Kindred Hospital Chicago Northlake Campus	Northlake	IL	94
12	4822	Kindred Hospital San Francisco Bay Area	San Leandro	CA	99
13	4842	Kindred Hospital Westminster	Westminster	CA	99
14	4848	Kindred Hospital San Diego	San Diego	CA	70

Nursing Centers
1	112	Royal Oaks Healthcare & Rehab Ctr.	Terre Haute	IN	230
2	113	Southwood Health & Rehab Center	Terre Haute	IN	149
3	114	Arden Rehab & Healthcare Center	Seattle	WA	100 (90)*
4	127	Northwest Continuum Care Center	Longview	WA	74
5	132	Madison Healthcare & Rehab Center	Madison	TN	102
6	137	Sunnybrook Alzheimer’s & HC Spec.	Raleigh	NC	126
7	138	Blue Ridge Rehab. & Healthcare Ctr.	Asheville	NC	120
8	140	Wasatch Care Center	Ogden	UT	69
9	150	Nob Hill Healthcare Center	San Francisco	CA	180
10	165	Rainier Vista Care Center	Puyallup	WA	120
11	167	Canyonwood Nursing & Rehab. Ctr.	Redding	CA	115
12	180	Vancouver Healthcare & Rehab. Ctr.	Vancouver	WA	98
13	185	Heritage Health & Rehab Center	Vancouver	WA	53
14	188	Cypress Pointe Rehab & HC Center	Winmington	NC	100
15	190	Winston-Salem Rehab & HC Center	Winston-Salem	NC	230
16	191	Silas Creek Manor	Winston-Salem	NC	99
17	198	Harrington House Nursing & Rehab Center	Walpole	MA	90
18	218	Cascade Rehab & Care Center	Caldwell	ID	112 (93*)

	Facility ID	Name	City	State	No. Licensed Beds at Commencement Date
19	221	Lewiston Rehabilitation & Care Ctr.	Lewiston	ID	96
20	247	St. George Care and Rehab. Center	St. George	UT	159
21	280	Winchester Centre for Health/Rehab.	Winchester	KY	192
22	286	Columbia Healthcare Facility	Evansville	IN	186
23	327	Laurel Ridge Rehab & Nursing Center	Jamaica Plain	MA	120
24	335	Lawton Healthcare Center	San Francisco	CA	75
25	406	Muncie Health Care & Rehab.	Muncie	IN	205
26	409	Mountain Valley Care & Rehab	Kellogg	ID	68
27	416	Park Place Health Care Center	Great Falls	MT	223
28	433	Parkview Acres Care & Rehab Center	Dillon	MT	108
29	436	Valley Healthcare & Rehab Center	Tucson	AZ	143
30	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	170
31	452	Sunnyside Care Center	Salem	OR	124
32	462	Queen Anne Healthcare	Seattle	WA	171
33	482	Wind River Healthcare & Rehab Ctr.	Riverton	WY	90
34	483	Sage View Care Center	Rock Springs	WY	101
35	501	Blue Hills Alzheimer’s Care Center	Stoughton	MA	101
36	507	Country Manor Rehab & Nursing Center	Newburyport	MA	123
37	516	Hammersmith House Nursing Care Center	Saugus	MA	88
38	518	Timberlyn Heights Nursing & Alzheimer’s Center	Great Barrington	MA	78
39	525	La Veta Healthcare Center	Orange	CA	112
40	529	Bolton Manor Nursing Home	Marlborough	MA	160
41	537	Quincy Rehab. & Nursing Center	Quincy	MA	139
42	550	Norway Rehab & Living Center	Norway	ME	70
43	552	Shore Village Rehab & Nursing Center	Rockland	ME	61
44	555	Brentwood Manor Rehab & Nursing Center	Yarmouth	ME	83
45	558	Fieldcrest Manor Nursing Home	Waldoboro	ME	70
46	560	Franklin Woods Health Care Center	Columbus	OH	100
47	562	Andrew House Healthcare	New Britain	CT	90
48	567	Nutmeg Pavilion Healthcare	New London	CT	140
49	572	Winchester Place Nsg. & Rehab. Ctr.	Canal Winchester	OH	201
50	573	Eagle Pond Rehab. & Living Center	South Dennis	MA	142
51	577	Minerva Park Nursing & Rehab Center	Columbus	OH	101
52	581	Blueberry Hill Healthcare	Beverly	MA	146
53	582	Colony House Nursing & Rehab Center	Abington	MA	102
54	588	Walden Rehab. & Nursing Center	Concord	MA	123
55	591	Dover Rehab. & Living Center	Dover	NH	112
56	593	Hanover Terrace Healthcare	Hanover	NH	100
57	635	Coshocton Health & Rehab. Center	Coshocton	OH	110
58	640	Las Vegas Healthcare & Rehab Center	Las Vegas	NV	79
59	655	Federal Heights Rehab. & Nsg. Ctr.	Salt Lake City	UT	154
60	660	Savannah Specialty Care Center	Savannah	GA	104
61	704	Guardian Care of Roanoke Rapids	Roanoke Rapids	NC	110

	Facility ID	Name	City	State	No. Licensed Beds at Commencement Date
62	707	Rehab. & Nursing Center of Monroe	Monroe	NC	174
63	724	Rehab. & Health Center of Gastonia	Gastonia	NC	118
64	738	Bay View Nursing & Rehab Center	Alameda	CA	180
65	742	Sonoran Rehab & Care Center	Phoenix	AZ	100
66	745	Aurora Care Center	Aurora	CO	120
67	767	Colony Oaks Care Center	Appleton	WI	102
68	769	North Ridge Med. & Rehab Center	Manitowoc	WI	131
69	775	Sheridan Medical Complex	Kenosha	WI	106
70	776	Woodstock Health & Rehab. Center	Kenosha	WI	183
71	779	Westview Nursing & Rehab Center	Bedford	IN	149
72	784	Northfield Center for Health & Rehab	Louisville	KY	120
73	806	Chapel Hill Rehab & Healthcare Center	Chapel Hill	NC	120
74	825	Nansemond Pointe Rehab. & HC Ctr.	Suffolk	VA	194
75	829	River Pointe Rehab. & Healthc. Ctr.	Virginia Beach	VA	148
76	868	Lebanon County Manor	Lebanon	OH	100
77	884	Masters Health Care Center	Algood	TN	175

ATTACHMENT 6

Schedule 16.1(m)B

Minimum Licensed Beds at Certain Facilities Due to Involuntary Reduction

Master Lease No. 1

Facility No.	Facility Name	Minimum Number of Licensed Beds	95% of Minimum
1. 4628	Kindred Hospital Chattanooga	44	42
2. 4633	Kindred Hospital Louisville	133	127
3. 4690	Kindred Hospital Chicago Northlake Campus	78	75
4. 137	Sunnybrook Alzheimer’s & HC Spec.	99	95
5. 185	Heritage Health & Rehab Center	48	46
6. 433	Parkview Acres Care & Rehab Center	95	91
7. 555	Brentwood Rehab & Nursing Center	72	69
8. 655	Federal Heights Rehab. & Nsg. Ctr.	127	121
9. 769	North Ridge Med. & Rehab Center	116	111
10. 776	Woodstock Health & Rehab Center	136	130

The parties agree that the licensed beds number that appears in the “95% of Minimum” column for a particular Facility shall equal 95% of the number of licensed beds shown in the “Minimum Number of Licensed Beds” column for such Facility, in each case rounded up to the closest whole number of licensed beds.